Supplement dated August 1, 2011
to the Prospectus for Principal Variable Contracts Funds, Inc.
dated May 1, 2011

(as supplemented on June 16, 2011 and July 20, 2011)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

ASSET ALLOCATION ACCOUNT

Under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings, make the following changes.

Insert the following:
· Cyril Moulle-Berteaux (since 2011), Managing Director

On or about August 15, 2011, delete references to Henry McVey.

MANAGEMENT OF THE FUND

In the section for Morgan Stanley Investment Management, Inc., make the following changes:

Insert the following:
Cyril Moulle-Berteaux rejoined Morgan Stanley Investment Management in 2011. Prior to that,
Mr. Moulle-Berteaux was with Traxix Partners LP. Mr. Moulle-Berteaux earned B.A. in economics from Harvard University.

On or about August 15, 2011, delete references to Henry McVey.